UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)  November 22, 2006

MAKEUP.COM LIMITED
(Exact name of registrant as specified in its chapter)

Nevada	000-51225	43-2041643
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3388 Via Lido, 4th Floor, Newport Beach, California		92663
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 1-866-347-5057

Tora Technologies Inc. 2470 St. Rose Parkway, Suite 304, Henderson, Nevada, 89704
(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 21, 2006, the company changed its name from “Tora Technologies Inc.” to “Makeup.com Limited” by a majority vote of the shareholders. As a result of the name change, Makeup changed its trading symbol to “MAKU” effective on the opening of market on November 22, 2006.

Also, on November 21, 2006, by a majority vote of the shareholders, Makeup increased its authorized capital from 75,000,000 shares of common stock to 200,000,000 shares of common stock with a par value of $0.001 per share, of which 44,831,250 shares are common stock are issued and outstanding.

Please see Exhibit 3.3 - Certificate of Amendment for more details.

Item 8.01. Other Events.

On November 21, 2006, Makeup announced its name change and increase in authorized capital. A press release regarding the name change and increase in authorized capital was issued on November 21, 2006. A copy of this press release is attached as Exhibit 99.1 and hereby incorporated by reference.

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Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description
3.3	Certificate of Amendment dated November 21, 2006	Included
99.1	Press release dated November 21, 2006 announcing the name change and the increase in authorized capital.	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Makeup.com Limited has caused this report to be signed on its behalf by the undersigned duly authorized person.

MAKEUP.COM LIMITED

By: /s/ Robert E. Rook
Dated: November 21, 2006                Robert E. Rook - CEO & President

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Exhibit 3.3

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Exhibit 99.1

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Makeup.com Limited	News Release
3388 Via Lido, 4th Floor, Newport Beach, California, 92663	Contact Information Phone: 1-866-347-5057
Trading Symbol: MAKU Exchange: OTCBB

Tora Technologies Inc. changes its name to “Makeup.com Limited”

Newport Beach, California - November 21, 2006 - MAKEUP.COM LIMITED (NASD OTCBB: MAKU) (“Makeup”) is pleased to announce that effective November 21, 2006, it has changed its name from (Tora Technologies, Inc.) to “Makeup.com Limited” and has increased the number of authorized shares to 200 million shares of common stock. As a result of the name change, Makeup’s trading symbol will change to “MAKU” effective on the opening of market on November 22, 2006.

Makeup’s directors and shareholders approved the name change and the increase of authorized shares from 75 million to 200 million shares of common stock with a par value of $0.001 per share. Currently, there are 44,831,250 shares of common stock issued and outstanding.

About Makeup.com Limited

Makeup.com Limited is a Nevada based corporation with an online makeup business.

This news release may contain, in addition to historical information, forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections or implied results. Please refer to Makeup’s filings with the Securities and Exchange Commission for a summary of important factors that could affect Makeup’s forward-looking statements. Makeup undertakes no obligation to revise these statements following the date of this news release.

MAKEUP.COM LIMITED

Per: /s/ Robert E. Rook
_____________________________
Robert E. Rook - President

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